UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

PRAXSYN CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	333-130446	20-3191557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18013 Sky Park Circle, Suite A, Irvine, CA 92614
(Address of principal executive offices, including zip code)

(949) 777-6112
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 28, 2016, Praxsyn Corporation, a Nevada corporation (the “Corporation”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission (“SEC”) to report the resignation of Ms. Kelly Reynolds as an officer and a member of the Board of Directors of the Corporation, Mesa Pharmacy, a California corporation (“Mesa”), and NexGen Med Solutions, LLC, a Nevada limited liability company (“NexGen”).

This Amendment No. 1 to the Current Report on Form 8-K/A is solely to amend this Item 5.02 of the Report to disclose that on March 18, 2016, Mr. Justin Cary, the Chief Financial Officer of the Corporation, was voted in as a member of the Board of Directors of the Corporation via unanimous written consent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Greg Sundem
Greg Sundem, Chief Executive Officer

Dated: April 5, 2016